UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange

on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As described under Proposal 2 of Item 5.07 of this Current Report, on June 30, 2023, the stockholders of Kintara Therapeutics, Inc. (the “Company”) voted at the Company’s reconvened 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which was adjourned on May 8, 2023, May 25, 2023 and June 15, 2023, to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value of $0.001 per share (“Common Stock”) from 5,500,000 to 75,000,000 shares. The Articles of Incorporation were amended by deleting Article 2 thereof in its entirety and inserting the following:

NUMBER OF SHARES WITH PAR VALUE:

75,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

The Certificate of Amendment to the Articles of Incorporation as filed with the Secretary of State of the State of Nevada on June 30, 2023 is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2023, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) adoption of an amendment to the Articles of Incorporation to increase the number of shares of the Company’s Common Stock available for issuance thereunder from 5,500,000 to 75,000,000 shares (the “Charter Amendment Proposal”), (iii) the approval of an adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series C Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of the Charter Amendment Proposal were insufficient, and (iv) the ratification of the appointment of the Company’s independent registered public accounting firm.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

1.

The proposal to elect the following nominees, Robert E. Hoffman, Robert J. Toth, Jr., Laura Johnson, and Tamara A. Favorito, as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Robert E. Hoffman	809,194	56,121	373,311
Robert J. Toth, Jr.	803,679	61,636	373,311
Laura Johnson	806,691	58,624	373,311
Tamara A. Favorito	806,805	58,510	373,311

The stockholders elected each nominee as a director of the Company.

2.

The votes cast with respect to the proposal to adopt an amendment to the Articles of Incorporation to increase the number of shares of Common Stock available for issuance thereunder from 5,500,000 to 75,000,000 shares were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
970,365	264,177	4,084	0

The stockholders approved the proposal to adopt the amendment to the Articles of Incorporation.

3.

The votes cast with respect to the proposal to approve an adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series C Preferred Stock present or represented by proxy at the

Annual Meeting and voting “FOR” the adoption of the Charter Amendment Proposal were insufficient were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,025,325	187,720	25,581	0

The stockholders approved the proposal to adjourn the Annual Meeting if needed.

4.

The votes cast with respect to the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2023 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,193,957	32,888	11,781	0

The stockholders approved the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation, as amended, of Kintara Therapeutics, Inc., dated June 30, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: June 30, 2023	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer